UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

BAXANO SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Horizon Drive, Suite 230

Raleigh, North Carolina 27615

(Address of principal executive offices)

(Zip Code)

(919) 800-0020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

EXPLANATORY NOTE

Baxano Surgical, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on June 3, 2013 (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing, among other things, the Company’s acquisition of Baxano, Inc. (“Baxano”). The purpose of this Amendment is to provide the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amend and restate Item 9.01 of the Original Form 8-K.

No other changes have been made to the Original Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited historical financial statements of Baxano as of and for the years ended December 31, 2012 and 2011 are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited financial statements of Baxano as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012 are filed as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet and statement of operations of the Company as of and for the three months ended March 31, 2013 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2012 are filed as Exhibit 99.4 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, among TranS1 Inc., RacerX Acquisition Corp., Baxano, Inc., and Sumeet Jain and David Schulte as Securityholder Representatives, dated March 3, 2013 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2013).
2.2	List of Schedules Omitted from Agreement and Plan of Merger included as Exhibit 2.1 above (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2013).
2.3	First Amendment to Agreement and Plan of Merger, among TranS1 Inc., RacerX Acquisition Corp., Baxano, Inc., and Sumeet Jain and David Schulte as Securityholder Representatives, dated April 10, 2013 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2013).
3.1	Certificate of Ownership and Merger, effective May 31, 2013 (previously filed).
10.1	Loan and Security Agreement, dated as of March 15, 2012, among Baxano, Inc., Oxford Finance LLC, and Silicon Valley Bank (previously filed).
10.2	First Amendment to Loan and Security Agreement, dated May 31, 2013, among Baxano Surgical, Inc., Oxford Finance LLC, Oxford Finance Funding I, LLC, and Silicon Valley Bank (previously filed).
10.3	Employment Agreement, effective as of May 31, 2013, between TranS1 Inc. and Greg Welsh (previously filed).
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Press release, dated May 31, 2013 (previously furnished).
99.2	Audited Financial Statements of Baxano, Inc. as of and for the years ended December 31, 2012 and 2011.
99.3	Unaudited Financial Statements of Baxano, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012.
99.4	Unaudited Pro Forma Condensed Combined Financial Information of Baxano Surgical, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXANO SURGICAL, INC.

Date: June 26, 2013	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, among TranS1 Inc., RacerX Acquisition Corp., Baxano, Inc., and Sumeet Jain and David Schulte as Securityholder Representatives, dated March 3, 2013 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2013).
2.2	List of Schedules Omitted from Agreement and Plan of Merger included as Exhibit 2.1 above (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2013).
2.3	First Amendment to Agreement and Plan of Merger, among TranS1 Inc., RacerX Acquisition Corp., Baxano, Inc., and Sumeet Jain and David Schulte as Securityholder Representatives, dated April 10, 2013 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2013).
3.1	Certificate of Ownership and Merger, effective May 31, 2013 (previously filed).
10.1	Loan and Security Agreement, dated as of March 15, 2012, among Baxano, Inc., Oxford Finance LLC, and Silicon Valley Bank (previously filed).
10.2	First Amendment to Loan and Security Agreement, dated May 31, 2013, among Baxano Surgical, Inc., Oxford Finance LLC, Oxford Finance Funding I, LLC, and Silicon Valley Bank (previously filed).
10.3	Employment Agreement, effective as of May 31, 2013, between TranS1 Inc. and Greg Welsh (previously filed).
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Press release, dated May 31, 2013 (previously furnished).
99.2	Audited Financial Statements of Baxano, Inc. as of and for the years ended December 31, 2012 and 2011.
99.3	Unaudited Financial Statements of Baxano, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012.
99.4	Unaudited Pro Forma Condensed Combined Financial Information of Baxano Surgical, Inc.